UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 22, 2024
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Item 5.07	Submission of Matters to a Vote of Security Holders.

Coastal Financial Corporation (the "Company") held its 2024 annual meeting of shareholders (the "Annual Meeting") on May 22, 2024. Present at the Annual Meeting in person or by proxy were holders of 10,769,678 shares of Company common stock representing approximately 80.4% of the voting power of the shares of common stock of the Company as of the close of business on March 20, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The final results for each of the matters submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.The following individuals were elected as directors of the Company for a three-year term until the 2027 annual meeting of shareholders, or until their successors are elected, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Sadhana Akella-Mishra	6,534,777	2,997,623	1,237,278
Brian T. Hamilton	9,596,595	15,284	1,157,799
Eric M. Sprink	9,283,977	326,372	1,159,329
Pamela R. Unger	7,456,308	2,076,092	1,237,278

2.The advisory non-binding vote on executive compensation paid to our named executive officers was approved by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
9,266,515	119,619	225,745

There were 1,157,799 broker non-votes on the proposal.

3.One-year was selected on the advisory non-binding vote on the frequency of future votes on executive compensation by the following vote:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
9,160,719	4,863	401,176	45,121

There were 1,157,799 broker non-votes on the proposal.

Based on the results of the vote, and consistent with the recommendation of the Company's Board of Directors, the Company has determined to hold an advisory non-binding vote on executive compensation every year until the next required advisory non-binding vote on the frequency of future votes on executive compensation.

4.The selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
10,734,192	30,711	4,773

There were 2 broker non-votes on the proposal.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: May 24, 2024	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer